                                 EXHIBIT 10.16

         TERMINATION AND WAIVER AGREEMENT DATED AS OF OCTOBER 28, 1996,
            BETWEEN THE COMPANY, BRANTLEY VENTURE PARTNERS II, L.P.,
         CHASE MANHATTAN BANK, N.A., AS TRUSTEE, AND LAURENCE H. POWELL

                        TERMINATION AND WAIVER AGREEMENT


     THIS TERMINATION AND WAIVER AGREEMENT (this "Agreement") has been executed as of the 28th day of October, 1996, by MEDIRISK, INC., a Delaware corporation (as successor by merger to Medirisk, Inc., a Florida corporation) ("Medirisk"), THE CHASE MANHATTAN BANK, N.A., AS TRUSTEE FOR SEARS PENSION TRUST ("Sears"), BRANTLEY VENTURE PARTNERS II, L.P. ("Brantley") and LAURENCE H. POWELL ("Powell," with Brantley, Sears and Powell each being referred to as a "Shareholder" and collectively referred to as the "Shareholders").

     WHEREAS, Sears and Brantley each own 448,717.5 shares of the Series A Convertible Preferred Stock of Medirisk (the "Series A Preferred"); and

     WHEREAS, Powell owns 76,924 shares of the Series A Preferred; and

     WHEREAS, Medirisk and the Shareholders are parties to a Consent and Waiver Agreement, dated as of January 8, 1996 (the "Consent and Modification Agreement"), related to certain aspects of the ownership of shares by the Shareholders; and

     WHEREAS, Medirisk, Brantley, Sears and Powell are parties to a Registration Agreement, dated April 5, 1991, as amended on or about November 22, 1991 to include Sears as a party and as amended by the Consent and Modification Agreement (as so amended to date, the "Original Registration Agreement"), related to registration rights available to the Shareholders; and

     WHEREAS, Medirisk, the Shareholders and HealthPlan Services Corporation are parties to a Shareholders Agreement, dated as of January 8, 1996 (the "1996 Shareholders Agreement"), related to certain aspects of the ownership of shares by the Shareholders; and

     WHEREAS, effective September 19, 1996, Medirisk, Inc., a Florida corporation ("Medirisk (Florida)"), was merged (the "Reincorporation Merger") with and into Medirisk for the purposes of changing the state of incorporation of Medirisk (Florida); and

     WHEREAS, on September 19, 1996, Medirisk filed with the Securities and Exchange Commission a registration statement on Form S-1 to register 3,000,000 shares of Common Stock (with an over-allotment option of 450,000 shares) to be sold in an underwritten public offering (the "Initial Public Offering"); and

     WHEREAS, in connection with the Initial Public Offering, the Board of Directors of Medirisk has approved a 0.8368 for one reverse stock split with respect to the Common Stock of Medirisk to be effective immediately prior to the effectiveness of the Registration Statement for the Initial Public Offering (the "Reverse Split"); and

     WHEREAS, pursuant to the terms of the Series A Preferred, the Consent and Modification Agreement and the Original Registration Agreement, the Reincorporation Merger and the Initial Public Offering will trigger certain rights of Sears, Brantley and Powell;

     NOW, THEREFORE, in consideration of the foregoing premises the Shareholders and Medirisk hereby agree as follows:

     SECTION 1. ORIGINAL REGISTRATION AGREEMENT, ETC. Each of the Shareholders hereby waives its rights to (i) receive, in connection with the Reincorporation Merger, a notice in accordance with paragraph 5(l) of Section I of Article Fourth of the Articles of Incorporation of Medirisk (Florida), each of the Shareholders acknowledging and agreeing that it or he consented to the Reincorporation Merger as a shareholder of Medirisk (Florida) prior to its effectiveness; (ii) receive, in connection with the Initial Public Offering, a notice of a Piggyback Registration (as defined in the Original Registration Agreement) in accordance with paragraph 2(a) of the Original Registration Agreement; (iii) approve or disapprove of the issuance of shares of Common Stock in the Initial Public Offering for purposes of the Original Purchase Agreement (as defined in, and amended by, the Consent and Modification Agreement); and (iv) participate, as a Piggyback Registration, in the Initial Public Offering as specified in paragraph 2 of the Original Registration Agreement. The Shareholders hereby consent to the Reincorporation Merger, the Reverse Split and the Initial Public Offering for purposes of the designation of the Series A Preferred in the Articles of Incorporation of Medirisk (Florida), the Consent and Modification Agreement, the Original Purchase Agreement and the Original Registration Agreement.

     SECTION 2. TERMINATION OF AGREEMENTS. The Shareholders and Medirisk hereby acknowledge and agree that the 1996 Shareholders Agreement shall be, by its terms, automatically terminated upon the closing of the Initial Public Offering. The Shareholders and Medirisk agree that effective immediately prior to the effectiveness of the registration statement for the Initial Public Offering each of the Consent and Modification Agreement, the Original Purchase Agreement and the Original Registration Agreement shall be terminated and of no further force and effect, the parties acknowledging and agreeing that contemporaneously with the execution of this Agreement, they are executing and delivering an Investor Registration Agreement providing for registration rights substantially identical to those provided in the Original Registration Agreement; provided that the Consent and Modification Agreement, the Original Purchase Agreement and the Original Registration Agreement shall be deemed reinstated and of full force and effect if the Inital Public Offering is not closed notwithstanding the effectiveness of such registration statement.

     SECTION 3. GENERAL WAIVER AND CONSENT. The Shareholders hereby consent to and waive their respective rights with respect to (including the right to receive any notice(s) of) the Reincorporation Merger, the Reverse Split and Initial Public Offering, which rights arise under any of the Original Shareholders Agreement, the 1996 Shareholders Agreement, the Original Purchase Agreement, the Original Registration

Agreement, Medirisk (Florida)'s Articles of Incorporation or Bylaws, Medirisk's Certificate of Incorporation or Bylaws, or any other document or instrument, other than their respective rights to receive the merger consideration in connection with the Reincorporation Merger.

     SECTION 4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     SECTION 5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 6. GENDER. In this Agreement the masculine, feminine or neuter gender shall be construed to mean each of the others of the masculine, feminine or neuter gender.



             (the remainder of this page intentionally left blank)

     IN WITNESS WHEREOF this Agreement has been executed by the parties below as of the dates set forth below and shall be effective as of the last date executed by a party hereto.

                                 MEDIRISK, INC.



                                 By: /s/ Kenneth M. Goins, Jr.
                                     -------------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------



                                 BRANTLEY VENTURE PARTNERS II, L.P.,
                                 a Delaware limited partnership

                                      By: Brantley Venture Management II, L.P.,
                                          as general partner

                                           By: Pinkas Family Partners, L.P.,as
                                               general partner


                                           By:/s/ Robert P. Pinkas
                                              ---------------------------------
                                              Robert P. Pinkas, general partner


                                 SEARS PENSION TRUST

                                 By: Chase Manhattan Bank, N.A., as Trustee


                                 By:  /s/ Robert A. Signorino
                                      ------------------------------------------
                                 Title:  Vice President
                                         ---------------------------------------


                                 /s/ Laurence H. Powell
                                 -----------------------------------------------
                                 LAURENCE H. POWELL